Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We  hereby  consent  to  the  incorporation  by  reference  in  this  Registration  Statement  on  Form  S-8  of  our  report  dated

April  15,  2013  relating  to  the  financial  statements  of  Primco  Management  Inc.  which  appears  in  the  Annual  Report on Form 10-K of Primco Management Inc. for the year ended December 31, 2012.

GUMBINER SAVETT INC.

Santa Monica, California

June 25, 2013